Incentive Units	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Incentive Units
9.	Incentive Units

In connection with the IPO and the related corporate reorganization, the Rice Appalachia incentive unit holders contributed their Rice Appalachia incentive units to Rice Holdings and NGP Holdings in return for substantially similar incentive units in such entities (except for those related to the incentive units attributable to Mr. Daniel J. Rice III, which were settled with the issuance of 160,831 shares of our common stock). In the first quarter of 2014, certain incentive units granted by NGP Holdings to certain employees triggered the pre-determined payout criteria, resulting in a cash payment by NGP Holdings of $4.4 million. No payments were made in respect of incentive units prior to the completion of the Company’s IPO. These two transactions resulted in non-cash compensation expense of $7.8 million being recorded in the first quarter of 2014 by the Company.

As a result of the IPO, the payment likelihood related to the incentive units was deemed probable, requiring that we recognize expense. Accordingly, we recognized approximately $66.0 million of compensation expense in the first quarter of 2014 relative to these interests, and we expect to recognize approximately $85.5 million of additional compensation expense over the remaining expected service periods, related to the Rice Holdings interests. The NGP Holdings interests are considered a liability-based award and will be adjusted on a quarterly basis until all payments have been made. As of March 31, 2014, the unrecognized compensation expense related to the NGP Holdings units is approximately $93.7 million which will be recognized over the remaining expected service period. The compensation expense related to these interests is treated as additional paid in capital from Rice Holdings and NGP Holdings in our financial statements and is not deductible for federal or state income tax purposes. The compensation expense recognized is a non-cash charge, with the settlement obligation resting on NGP Holdings and Rice Holdings. Payments on the incentive units will be made by Rice Holdings and NGP Holdings and not Rice Energy Inc., and as such are not dilutive to Rice Energy Inc.

Three tranches of the incentive units have a time vesting feature. A rollforward of those units from IPO to March 31, 2014 is included below.

Vested Units Balance, January 29, 2014	641,236
Vested During Period	126,296
Forfeited During Period	—
Cancelled During Period	—

Vested Units Balance, March 31, 2014	767,532

Four tranches of the incentive units do not have a time vesting feature, and their payouts are triggered upon a future payment condition. There were no forfeitures or cancellations of those units during the first quarter of 2014.

The fair value of the incentive units was estimated using a Monte Carlo simulation valuation model with the following assumptions:

Rice Holdings
Valuation Date	1/29/2014
Dividend Yield	0.00%
Expected Volatility	47.00%
Risk-Free Rate	1.11%
Expected Life (Years)	4.0

NGP Holdings
Valuation Date	3/31/2014
Dividend Yield	0.00%
Expected Volatility	41.00%
Risk-Free Rate	0.38%
Expected Life (Years)	1.8

10.	Incentive Units

REA, as the parent company of Rice Drilling B, granted Incentive Units to certain members of management. The Incentive Units are not accounted for as equity instruments as the Incentive Units do not have the characteristics of a substantive class of equity. Rather, the Incentive Units provide the holders with a performance bonus for fair value accretion of REA equity. In connection with the January 2012 NGP investment in REA, 100,000 Tier I Legacy units, 13,000 Tier II Legacy units, and 17,000 Tier III Legacy units were issued. The Incentive Units will only be paid in cash and payout for each tier occurs when a specified level of cumulative cash distributions has been received by NGP.

In connection with the April 2013 NGP investment in REA, an additional 900,000 Tier I Legacy units, 987,000 Tier II Legacy Units and 983,000 Tier III Legacy Units were issued. In addition, 100,000 New Tier I Units, 100,000 New Tier II Units, 100,000 New Tier III Units, and 100,000 New Tier IV Units were issued. In June 2013, an additional 717,546 New Tier I Units, 577,546 New Tier II Units, 577,546 New Tier III Units, and 577,546 New Tier IV Units were issued to certain members of management. Similar to above, there is no payout of the awards until specified level of cumulative cash distributions has been received by NGP.

During 2012 and 2013, no payments were made in respect of Incentive Units. The Company has not recognized compensation cost on the Incentive Units because the payment conditions, which relate to a liquidity event are not probable at December 31, 2013. The estimated payout under these awards at December 31, 2013 is approximately $142.3 million if a liquidity event were to occur. Prior to December 31, 2013, this estimate was based upon an option pricing model with various Level 3 assumptions including internal business plans that were based on judgments and estimates regarding future economic conditions, costs, inflation rates and discount rates, among other factors. To the extent market transactions were known, this information was factored into the fair value estimate. At December 31, 2013, the Company no longer used an income approach to estimate the fair value and instead utilized a market approach to estimate the fair value. This change in fair value method was a result of the Rice Energy IPO.

On January 23, 2014, in connection with our IPO and corporate reorganization, the incentive units described above were modified. As a result of these modifications, certain of these incentive units are to be settled in cash and others are to be settled by the issuance of stock. The Company has not yet quantified the amount of the expense associated with the modifications.